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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

The Board of Directors
Vidatron Entertainment Group Inc.:

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP
                                          _____________________________________
                                          Chartered Accountants

Vancouver, Canada
June 23, 1999